                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported) AUGUST 17, 2004



  AMERICAN EXPRESS                 AMERICAN EXPRESS                     AMERICAN EXPRESS
    RECEIVABLES                       RECEIVABLES                          RECEIVABLES
     FINANCING                         FINANCING                            FINANCING
   CORPORATION II                  CORPORATION III LLC                 CORPORATION IV LLC


      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
       (Exact name of registrant as specified in its charter) on behalf of

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST



  DELAWARE     13-3854638     333-113579-03   DELAWARE      20-0942395    333-113579-02   DELAWARE       20-0942445   333-113579-01
  (State or     (I.R.S.       (Commission    (State or       (I.R.S.       (Commission    (State or       (I.R.S.     (Commission
    Other       Employer      File Number)     Other         Employer     File Number)      Other         Employer    File Number)
Jurisdiction  Identification                 Jurisdiction  Identification                Jurisdiction  Identification
     of         Number)                          of          Number)                         of           Number)
Incorporation                              Incorporation                                Incorporation
     or                                          or                                          or
Organization)                               Organization)                                Organization)

        200 VESEY STREET, ROOM 138                  4315 SOUTH 2700 WEST, ROOM 1900              4315 SOUTH 2700 WEST, ROOM 1900
            MAIL STOP 01-31-12                            MAIL STOP 02-01-50                            MAIL STOP 02-01-56
         NEW YORK, NEW YORK 10285                     SALT LAKE CITY, UTAH 84184                    SALT LAKE CITY, UTAH 84184
              (212) 640-2000                                (801) 945-2030                                (801) 945-2068

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

                    N/A                                            N/A                                          N/A
(Former Name or Former Address, if Changed     (Former Name or Former Address, if Changed        (Former Name or Former Address, if
            Since Last Report)                             Since Last Report)                        Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On August 17, 2004, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004, with its Series 2004-4 Supplement, dated as of August 17, 2004. The Series Supplement is attached hereto as Exhibit 4.1.

                  On August 17, 2004, American Express Credit Account Master Trust issued its $918,500,000 Class A Floating Rate Asset Backed Certificates, Series 2004-4 and $82,500,000 Class B Floating Rate Asset Backed Certificates, Series 2004-4 (the "SERIES 2004-4 CERTIFICATES").


Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

         Exhibit 4.1 Series 2004-4 Supplement, dated as of August 17, 2004, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004.


Item 8.           Not Applicable.

Item 9.           Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                         AMERICAN EXPRESS RECEIVABLES FINANCING
                         CORPORATION II, as
                         originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                            By:       /s/ David L. Yowan
                                -----------------------------------
                            Name:     David L. Yowan
                            Title:    President

                         AMERICAN EXPRESS RECEIVABLES
                         FINANCING CORPORATION III
                         LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                            By:       /s/ Traci L. Memmott
                                -----------------------------------
                            Name:     Traci L. Memmott
                            Title:    Vice President and Treasurer

                         AMERICAN EXPRESS RECEIVABLES
                         FINANCING CORPORATION IV
                         LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                            By:       /s/ Robert C. Radle
                                -----------------------------------
                            Name:     Robert C. Radle
                            Title:    President

                                  EXHIBIT INDEX


Exhibit               Description
-------               -----------

Exhibit 4.1 Series 2004-4 Supplement, dated as of August 17, 2004, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004.